UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2020

CYTRX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-15327	58-1642740
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11726 San Vicente Boulevard, Suite 650

Los Angeles, California 90049

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (310) 826-5648

Former name or former address, if changed since last report: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CYTR	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01 Other Events.

On July 16, 2020, CytRx Corporation (the “Company”) announced it has postponed the Company’s 2020 Annual Meeting of Stockholders (the “Annual Meeting”), previously scheduled for July 30, 2020. The Company has not yet set a new date for the Annual Meeting and will announce such date at a later time. Once the Company schedules a new date for the Annual Meeting, it will announce the new deadline for submitting shareholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended.

Important Additional Information

The Company, its directors and certain of its executive officers are participants in the solicitation of proxies from the Company’s stockholders in connection with the Company’s 2020 Annual Meeting of Stockholders. The Company intends to file a definitive proxy statement and proxy card with the Securities and Exchange Commission (the “SEC”) in connection with any such solicitation of proxies from the Company’s stockholders. STOCKHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. The Company’s definitive proxy statement, dated June 12, 2020, contains information regarding the direct and indirect interests, by securities holdings or otherwise, of the Company’s directors and executive officers in the Company’s securities. If the holdings of the Company’s securities change from the amounts provided in the Company’s definitive proxy statement dated June 12, 2020, such changes will be set forth in SEC filings on Forms 3, 4, and 5, which can be found through the Company’s website at www.cytrx.com in the “Investors” section under “SEC Filings” or through the SEC’s website at www.sec.gov. Information can also be found in the Company’s other SEC filings, including its Annual Report on Form 10-K for the year ended December 31, 2019. Updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in a definitive proxy statement and other materials to be filed with the SEC in connection with the 2020 Annual Meeting of Stockholders. Stockholders will be able to obtain the definitive proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Company’s website at www.cytrx.com in the “Investors” section under “SEC Filings”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	By:	/s/ John Y. Caloz
Date: July 16, 2020	Name:	John Y. Caloz
	Title:	Chief Financial Officer